UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2024

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25 Hartwell Avenue, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

1001 Pawtucket Boulevard West, Suite 280, Lowell, MA 01854
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On August 2, 2024, Rapid Micro Biosystems, Inc. (the “Company”) issued a press release announcing its unaudited financial results for its second quarter ended June 30, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on February 2, 2024, the Company received a notification letter from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the bid price for its Class A common stock, par value $0.01 per share (the “common stock”), had closed below $1.00 per share for the preceding thirty (30) consecutive business days (December 18, 2023 through February 1, 2024) and that, as a result, the Company was not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(2) (the “Bid Price Requirement”). To regain compliance, the closing bid price of the Company's common stock must be at least $1.00 or higher for a minimum of ten consecutive business days, though Nasdaq has the discretion to extend the ten business day period to up to twenty (20) consecutive business days.
The initial period during which the Company was required to regain compliance with the Bid Price Requirement expired on July 31, 2024. Because the Company did not regain compliance with the requirement during the initial period, the Company will transfer the listing of its common stock to the Nasdaq Capital Market, effective at the opening of business on August 5, 2024, in order to secure an additional 180 calendar day compliance period ending on January 27, 2025 (the “Second Compliance Period”). As a condition of securing the Second Compliance Period, the Company informed Nasdaq that it intends to regain compliance with the Bid Price Requirement during the Second Compliance Period, which may include the implementation of a reverse stock split if necessary. The Company intends to monitor the closing bid price of its common stock and take reasonable measures to regain compliance with the Bid Price Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Requirement even during the Second Compliance Period, nor can there be any assurance that the Company will receive the necessary approvals from its stockholders to effect a reverse stock split. If the Company does not cure the deficiency during the Second Compliance Period and regain compliance with the Bid Price Requirement by January 27, 2025, Nasdaq will provide written notice that the Company's common stock will be subject to delisting. In the event of such notification, the Company may appeal Nasdaq’s delisting determination. However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by Nasdaq, such appeal would be successful. As a result, there can be no assurance that the Company will be able to continue the listing of its common stock on the Nasdaq Capital Market.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Rapid Micro Biosystems, Inc. dated August 2, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s guidance for full year 2024 revenue, system placements and gross margins; the Company's operational efficiency program, including the expected costs, timing, savings and other intended benefits thereof; the Company's expectations for achieving positive cash flow by the end of 2027 without additional financing; the Company’s ability to drive substantial shareholder value; the Company's financial position and cash runway; expected placements of Growth Direct systems, the anticipated timing of such placements and the impact on the Company’s revenue; and intentions regarding the Company’s commercial execution and improvements to gross margins.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to implement and realize the intended benefits of its operational efficiency program; the Company's ability to achieve positive cash flow without requiring additional financing; the impact of the operation efficiency programs on the Company's ability to achieve its business objectives; the Company's significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; the Company's ability to improve the gross margins of its products and services; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility; and the other important factors outlined under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: August 2, 2024	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer